SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

NOVEMBER 14, 2002
(Date of earliest event reported)

ABGENIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24207	94-3248826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

6701 Kaiser Drive Fremont, California 94555
(Address of principal executive offices) (Zip Code)

(510)-608-6500
Registrant’s telephone, including area code:

(Former name and former address, if changed since last report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

The following exhibits are part of this Current Report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

EXHIBIT NO.	DESCRIPTION

99.1	Certification of Raymond M. Withy, Ph.D. Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2	Certification of Kurt Leutzinger Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9.  Regulation FD Disclosure.

                On November 14, 2002, Abgenix, Inc., a Delaware corporation (the “Company”), filed its Quarterly Report on Form 10-Q for the period ending September 30, 2002.  Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, this report was accompanied by written certifications by Raymond M. Withy, Ph.D., the President and Chief Executive Officer of the Company, and Kurt Leutzinger, the Chief Financial Officer of the Company.  These certifications have been attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABGENIX, INC.

Dated: November 14, 2002	By:	/s/ KURT LEUTZINGER
Kurt Leutzinger Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Certification of Raymond M. Withy, Ph.D. Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2	Certification of Kurt Leutzinger Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002